EXHIBIT 99.1

CAMDEN PROPERTY TRUST ANNOUNCES
THIRD QUARTER 2009 OPERATING RESULTS

Houston, TEXAS (October 29, 2009) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and nine months ended September 30, 2009.

Funds from Operations (“FFO”)
FFO for the third quarter of 2009 totaled $0.70 per diluted share or $48.1 million, as compared to $0.89 per diluted share or $52.3 million for the same period in 2008.  FFO for the three months ended September 30, 2008 included a $0.04 per diluted share impact from gains related to early retirement of debt, and a $0.02 per diluted share charge for insurance deductible costs related to hurricane damage.

FFO for the nine months ended September 30, 2009 totaled $2.29 per diluted share or $146.3 million, as compared to $2.72 per diluted share or $159.5 million for the same period in 2008.  FFO for the nine months ended September 30, 2009 included a $0.04 per diluted share impact from losses related to early retirement of debt.  FFO for the nine months ended September 30, 2008 included an $0.08 per diluted share impact from gains related to early retirement of debt, and a $0.02 per diluted share charge for insurance deductible costs related to hurricane damage.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported net income attributable to common shareholders (“EPS”) of $3.9 million or $0.06 per diluted share for the third quarter of 2009, as compared to $73.7 million or $1.30 per diluted share for the same period in 2008.  EPS for the three months ended September 30, 2008 included a $1.20 per diluted share impact from gain on sale of properties including discontinued operations, a $0.04 per diluted share impact from gains related to early retirement of debt, and a $0.02 per diluted share charge for insurance deductible costs related to hurricane damage.

For the nine months ended September 30, 2009, net income attributable to common shareholders totaled $28.5 million or $0.46 per diluted share, as compared to $105.9 million or $1.88 per diluted share for the same period in 2008.  EPS for the nine months ended September 30, 2009 included a $0.27 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from losses related to early retirement of debt. EPS for the nine months ended September 30, 2008 included a $1.49 per diluted share impact from gain on sale of properties including discontinued operations, an $0.08 per diluted share impact from gains related to early retirement of debt, and a $0.02 per diluted share charge for insurance deductible costs related to hurricane damage.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same-Property Results
For the 42,670 apartment homes included in consolidated same-property results, third quarter 2009 same-property NOI declined 7.0% compared to the third quarter of 2008, with revenues declining 4.5% and expenses declining 0.6%.  On a sequential basis, third quarter 2009 same-property NOI declined 3.3% compared to the second quarter of 2009, with revenues declining 1.3% and expenses increasing 1.7% compared to the prior quarter.  On a year-to-date basis, 2009 same-property NOI declined 6.2%, with revenues declining 2.4% and expenses increasing 3.8% compared to the same period in 2008. Same-property physical occupancy levels for the portfolio averaged 93.7% during the third quarter of 2009, compared to 94.9% in the third quarter of 2008 and 94.2% in the second quarter of 2009.

The Company defines same-property communities as communities owned and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment.  A reconciliation of net income attributable to common shareholders to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

Development Activity
During the third quarter, the Company completed lease-ups at three development communities: Camden Whispering Oaks in Houston, TX; Camden Potomac Yard in Arlington, VA; and Camden Summerfield in Landover, MD.  Camden currently has two wholly-owned apartment communities completed and in lease-up: Camden Orange Court in Orlando, FL, a $45.5 million project that is currently 93% leased; and Camden Dulles Station in Oak Hill, VA, a $72.3 million project that is currently 81% leased.

The Company completed lease-up at one joint venture development community, Camden College Park in College Park, MD, during the quarter.  Camden also had two joint venture communities which were completed and in lease-up:  Camden Amber Oaks in Austin, TX, a $35.2 million project that is currently 74% leased; and Braeswood Place in Houston, TX, a $50.3 million project that is currently 52% leased.  Camden has two additional joint venture communities currently under construction in Houston, TX:  Belle Meade, a $33.2 million project that is currently 20% leased; and Camden Travis Street, a $39.0 million project that is currently 2% leased.

Earnings Guidance
Camden updated its earnings guidance for 2009 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2009 FFO is expected to be $2.97 to $3.01 per diluted share, and full-year 2009 EPS is expected to be $0.49 to $0.53 per diluted share.  The Company’s previous FFO guidance was $2.91 to $3.05 per diluted share.  Fourth quarter 2009 earnings guidance is $0.69 to $0.73 per diluted share for FFO and $0.04 to $0.08 per diluted share for EPS.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2009 earnings guidance is based on projections of same-property NOI declines between 5.5% and 6.5%.  Same-property revenue is expected to decline between 2.75% and 3.25%, and same-property expense growth is projected to increase between 1.75% and 2.25%.  A reconciliation of expected net income attributable to common shareholders to expected FFO is included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, October 30, 2009 at 11:00 a.m. Central Time to review its third quarter 2009 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (domestic) or (412) 317-9250 (international) by 10:50 a.m. Central Time and enter passcode: 9392035, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 183 properties containing 63,286 apartment homes across the United States. Upon completion of two properties under development, the Company’s portfolio will increase to 63,658 apartment homes in 185 properties. Camden was recently named by FORTUNE® Magazine for the second consecutive year as one of the “100 Best Companies to Work For” in America.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN		OPERATING RESULTS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
OPERATING DATA	2009	2008	2009	2008
Property revenues
Rental revenues	$133,702	$138,979	$406,002	$409,797
Other property revenues	22,672	20,404	64,861	56,577
Total property revenues	156,374	159,383	470,863	466,374

Property expenses
Property operating and maintenance	46,772	47,519	133,617	126,916
Real estate taxes	17,893	17,921	54,957	53,033
Total property expenses	64,665	65,440	188,574	179,949

Non-property income
Fee and asset management income	1,818	2,350	6,093	6,893
Interest and other income	582	1,234	2,414	3,659
Income (loss) on deferred compensation plans	8,194	(10,550)	11,702	(19,730)
Total non-property income (loss)	10,594	(6,966)	20,209	(9,178)

Other expenses
Property management	4,377	5,007	13,848	15,188
Fee and asset management	1,074	1,198	3,512	4,619
General and administrative	7,532	7,513	23,010	23,887
Interest	31,117	32,838	97,364	98,697
Depreciation and amortization	42,895	43,808	130,763	128,514
Amortization of deferred financing costs	682	798	2,356	2,121
Expense (benefit) on deferred compensation plans	8,194	(10,550)	11,702	(19,730)
Total other expenses	95,871	80,612	282,555	253,296

Income from continuing operations before gain on sale of properties, including land, gain (loss) on early retirement of debt, and equity in
income (loss) of joint ventures	6,432	6,365	19,943	23,951
Gain on sale of properties, including land	-	1,823	-	2,929
Gain (loss) on early retirement of debt	-	2,440	(2,550)	4,738
Equity in income (loss) of joint ventures	(38)	(261)	592	(782)
Income from continuing operations before income taxes	6,394	10,367	17,985	30,836
Income tax expense - current	(126)	(83)	(772)	(516)
Income from continuing operations	6,268	10,284	17,213	30,320
Income (loss) from discontinued operations	(76)	545	1,084	3,937
Gain on sale of discontinued operations	-	65,599	16,887	80,275
Net income	6,192	76,428	35,184	114,532
Less net income allocated to noncontrolling interests	(505)	(1,005)	(1,448)	(3,400)
Less net income allocated to perpetual preferred units	(1,750)	(1,750)	(5,250)	(5,250)
Net income attributable to common shareholders	$3,937	$73,673	$28,486	$105,882

CONDENSED CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME
Net income	$6,192	$76,428	$35,184	$114,532
Other comprehensive income (loss)
Unrealized loss on cash flow hedging activities	(8,732)	(4,475)	(10,307)	(8,277)
Reclassification of net losses on cash flow hedging activities	5,697	2,905	16,442	6,875
Gain on postretirement obligations	-	103	-	103
Comprehensive income	3,157	74,961	41,319	113,233
Less net income allocated to noncontrolling interests	(505)	(1,005)	(1,448)	(3,400)
Less net income allocated to perpetual preferred units	(1,750)	(1,750)	(5,250)	(5,250)
Comprehensive income attributable to common shareholders	$902	$72,206	$34,621	$104,583

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.06	$1.32	$0.46	$1.90
Net income attributable to common shareholders - diluted	0.06	1.30	0.46	1.88
Income from continuing operations attributable to common shareholders - basic	0.06	0.12	0.17	0.38
Income from continuing operations attributable to common shareholders - diluted	0.06	0.12	0.17	0.37

Weighted average number of common and
common equivalent shares outstanding:
Basic	66,094	55,367	61,087	55,228
Diluted	66,602	56,008	61,579	55,889

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN		FUNDS FROM OPERATIONS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
FUNDS FROM OPERATIONS	2009	2008	2009	2008

Net income attributable to common shareholders	$3,937	$73,673	$28,486	$105,882
Real estate depreciation and amortization from continuing operations	41,834	42,913	127,707	125,861
Real estate depreciation from discontinued operations	-	346	-	2,745
Adjustments for unconsolidated joint ventures	1,935	1,889	5,812	5,143
Income allocated to noncontrolling interests	406	884	1,148	3,044
Gain on sale of operating properties, net of taxes	-	(1,823)	-	(2,929)
Gain on sale of discontinued operations	-	(65,599)	(16,887)	(80,265)
Funds from operations - diluted	$48,112	$52,283	$146,266	$159,481

PER SHARE DATA
Funds from operations - diluted	$0.70	$0.89	$2.29	$2.72
Cash distributions	0.45	0.70	1.60	2.10

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	68,959	58,561	63,967	58,572

PROPERTY DATA
Total operating properties (end of period) (a)	183	179	183	179
Total operating apartment homes in operating properties (end of period) (a)	63,286	62,421	63,286	62,421
Total operating apartment homes (weighted average)	50,383	50,877	50,639	51,532
Total operating apartment homes - excluding discontinued operations (weighted average)	50,383	49,560	50,191	49,136

(a) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN			BALANCE SHEETS
			(In thousands)

(Unaudited)	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2009	2009	2009	2008	2008
ASSETS
Real estate assets, at cost
Land	$746,825	$746,936	$746,935	$744,059	$745,085
Buildings and improvements	4,484,335	4,473,906	4,466,296	4,447,587	4,442,067
	5,231,160	5,220,842	5,213,231	5,191,646	5,187,152
Accumulated depreciation	(1,107,227)	(1,065,861)	(1,023,466)	(981,049)	(952,883)
Net operating real estate assets	4,123,933	4,154,981	4,189,765	4,210,597	4,234,269
Properties under development and land	279,620	268,655	258,239	264,188	323,300
Investments in joint ventures	43,236	22,334	15,158	15,106	15,663
Properties held for sale, including land	6,622	6,732	20,696	20,653	9,495
Total real estate assets	4,453,411	4,452,702	4,483,858	4,510,544	4,582,727
Accounts receivable - affiliates	35,971	35,909	36,105	37,000	36,868
Notes receivable
Affiliates	54,462	54,033	58,481	58,109	58,240
Other	-	-	-	8,710	8,710
Other assets, net (a)	104,669	92,421	84,905	103,013	111,847
Cash and cash equivalents	81,683	157,665	7,256	7,407	29,517
Restricted cash	3,901	5,190	4,437	5,559	4,971
Total assets	$4,734,097	$4,797,920	$4,675,042	$4,730,342	$4,832,880

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$1,646,106	$1,728,150	$2,151,492	$2,103,187	$2,096,285
Secured	976,051	969,668	680,631	729,209	727,235
Accounts payable and accrued expenses	78,466	65,012	73,250	82,575	86,668
Accrued real estate taxes	42,386	30,154	19,113	23,600	40,664
Other liabilities (b)	145,464	132,763	137,397	149,554	124,915
Distributions payable	33,028	33,050	43,136	42,936	42,968
Total liabilities	2,921,501	2,958,797	3,105,019	3,131,061	3,118,735

Commitments and contingencies

Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Shareholders' equity
Common shares of beneficial interest	770	769	666	660	660
Additional paid-in capital	2,522,525	2,517,788	2,242,940	2,237,703	2,232,436
Distributions in excess of net income attributable to common shareholders	(383,265)	(357,168)	(345,481)	(312,309)	(238,301)
Notes receivable secured by common shares	(101)	(287)	(291)	(295)	(298)
Treasury shares, at cost	(462,188)	(462,751)	(462,751)	(463,209)	(463,108)
Accumulated other comprehensive loss (c)	(44,921)	(41,886)	(48,716)	(51,056)	(17,423)
Total common shareholders' equity	1,632,820	1,656,465	1,386,367	1,411,494	1,513,966
Noncontrolling interest	81,851	84,733	85,731	89,862	102,254
Total shareholders' equity	1,714,671	1,741,198	1,472,098	1,501,356	1,616,220
Total liabilities and shareholders' equity	$4,734,097	$4,797,920	$4,675,042	$4,730,342	$4,832,880

(a) includes:
net deferred charges of:	$11,617	$12,108	$10,061	$10,505	$11,388

(b) includes:
deferred revenues of:	$2,938	$3,183	$2,402	$2,640	$2,940
distributions in excess of investments in joint ventures of:	$30,507	$30,287	$31,318	$30,105	$27,977
fair value adjustment of derivative instruments:	$44,730	$41,797	$48,693	$51,068	$17,511

(c) Represents the fair value adjustment of derivative instruments and gain on post retirement obligations.

CAMDEN	NON-GAAP FINANCIAL MEASURES DEFINITIONS & RECONCILIATIONS (In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Net income attributable to common shareholders	$3,937	$73,673	$28,486	$105,882
Real estate depreciation and amortization from continuing operations	41,834	42,913	127,707	125,861
Real estate depreciation from discontinued operations	-	346	-	2,745
Adjustments for unconsolidated joint ventures	1,935	1,889	5,812	5,143
Income allocated to noncontrolling interests	406	884	1,148	3,044
Gain on sale of operating properties, net of taxes	-	(1,823)	-	(2,929)
Gain on sale of discontinued operations	-	(65,599)	(16,887)	(80,265)
Funds from operations - diluted	$48,112	$52,283	$146,266	$159,481

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	66,602	56,008	61,579	55,889
FFO diluted	68,959	58,561	63,967	58,572

Net income attributable to common shareholders - diluted	$0.06	$1.30	$0.46	$1.88
FFO per common share - diluted	$0.70	$0.89	$2.29	$2.72

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS). A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	4Q09 Range		2009 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.04	$0.08	$0.49	$0.53
Expected difference between EPS and fully diluted FFO shares	0.00	0.00	(0.01)	(0.01)
Expected real estate depreciation	0.61	0.61	2.61	2.61
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.12	0.12
Expected income allocated to noncontrolling interests	0.01	0.01	0.02	0.02
Expected (gain) on sale of properties and properties held for sale	0.00	0.00	(0.26)	(0.26)
Expected FFO per share - diluted	0.69	0.73	$2.97	$3.01

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN		NON-GAAP FINANCIAL MEASURES DEFINITIONS & RECONCILIATIONS (In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.
A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Net income attributable to common shareholders	$3,937	$73,673	$28,486	$105,882
Fee and asset management income	(1,818)	(2,350)	(6,093)	(6,893)
Interest and other income	(582)	(1,234)	(2,414)	(3,659)
Income (loss) on deferred compensation plans	(8,194)	10,550	(11,702)	19,730
Property management expense	4,377	5,007	13,848	15,188
Fee and asset management expense	1,074	1,198	3,512	4,619
General and administrative expense	7,532	7,513	23,010	23,887
Interest expense	31,117	32,838	97,364	98,697
Depreciation and amortization	42,895	43,808	130,763	128,514
Amortization of deferred financing costs	682	798	2,356	2,121
Expense (benefit) on deferred compensation plans	8,194	(10,550)	11,702	(19,730)
Gain on sale of properties, including land	-	(1,823)	-	(2,929)
Gain (loss) on early retirement of debt	-	(2,440)	2,550	(4,738)
Equity in income (loss) of joint ventures	38	261	(592)	782
Less net income allocated to perpetual preferred units	1,750	1,750	5,250	5,250
Net income allocated to noncontrolling interests	505	1,005	1,448	3,400
Income tax expense - current	126	83	772	516
Income (loss) from discontinued operations	76	(545)	(1,084)	(3,937)
Gain on sale of discontinued operations	-	(65,599)	(16,887)	(80,275)
Income from discontinued operations allocated to common units	-	-	-	-
Net Operating Income (NOI)	$91,709	$93,943	$282,289	$286,425

"Same Property" Communities	$76,308	$82,035	$236,085	$251,616
Non-"Same Property" Communities	13,191	11,308	40,232	30,243
Development and Lease-Up Communities	1,126	304	2,682	47
Redevelopment Communities	705	726	2,098	2,256
Dispositions / Other	379	(430)	1,192	2,263
Net Operating Income (NOI)	$91,709	$93,943	$282,289	$286,425

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and net income allocated to noncontrolling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Net income attributable to common shareholders	$3,937	$73,673	$28,486	$105,882
Interest expense	31,117	32,924	97,364	99,163
Amortization of deferred financing costs	682	798	2,356	2,121
Depreciation and amortization	42,895	43,808	130,763	128,514
Less net income allocated to perpetual preferred units	1,750	1,750	5,250	5,250
Net income allocated to noncontrolling interests	505	1,005	1,448	3,400
Income tax expense - current	126	83	772	516
Real estate depreciation and amortization from discontinued operations	-	348	-	2,762
Gain on sale of properties, including land	-	(1,823)	-	(2,929)
Gain (loss) on early retirement of debt	-	(2,440)	2,550	(4,738)
Equity in income (loss) of joint ventures	38	261	(592)	782
Gain on sale of discontinued operations	-	(65,599)	(16,887)	(80,275)
EBITDA	$81,050	$84,788	$251,510	$260,448